ZUNICOM, INC.
                                1720 Hayden Drive
                             Carrollton, Texas 75006
                                 (469) 892 1200


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD AT 10:00AM ON AUGUST 31, 2005

To the Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders(the "Meeting") of Zunicom, Inc., a Texas corporation (the "Company"), which will be held at The Crowne Plaza Hotel located at 14315 Midway Road, Addison, TX 75001 to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

1. To elect a board of two directors to serve until the next annual meeting of the Company's stockholders or until their respective successors have been elected and qualify;

2. To ratify the selection and appointment of KBA Group LLP as the Company's independent registered public accounting firm for fiscal year 2005; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record of the Company's Common Stock and Series A Preferred Stock at the close of business on July 5, 2005 the record date set by the Board of Directors, are entitled to notice of, and to vote at, the Meeting.

         THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                    BY ORDER OF THE BOARD OF DIRECTORS





                                    Ms. Mimi Tan
                                    Secretary








Carrollton, Texas
August 1, 2005

                                  ZUNICOM, INC.
                                1720 Hayden Drive
                             Carrollton,Texas 75006


                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

         The following information is furnished in connection with the solicitation of proxies for the Annual Meeting of Stockholders ("Meeting") of Zunicom, Inc., a Texas corporation (the "Company"), to be held at The Crowne Plaza Hotel located at 14315 Midway Road, Addison, TX 75001 at 10:00 a.m. CDT, Wednesday, August 31, 2005 and any adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

         A form of proxy is being furnished herewith by the Company to each stockholder and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

         The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some stockholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services. It is estimated that this Proxy Statement and accompanying Proxy will first be mailed to stockholders on or before August 1, 2005.

         Proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted FOR the election of all two of the nominee-directors specified herein, and FOR the ratification of the selection and appointment of KBA Group LLP as the Company's independent registered public accounting firm for fiscal year 2005, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

                           STOCKHOLDERS' VOTING RIGHTS

         Only holders of record of the Company's Common Stock, $0.01 par value ("Common Stock") and Series A Preferred Stock, $1.00 par value ("Series A Stock"), at the close of business on July 5, 2005 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. On such date there were 8,535,952 shares of Common Stock outstanding and 103,888 shares of Series A Stock outstanding, with one vote per share and all voting as one class.

         With respect to the election of directors, assuming a quorum is present, the two candidates receiving the highest number of votes will be elected. See "Nomination and Election of Directors." To ratify the selection and appointment of KBA Group LLP, assuming a quorum is present, the affirmative vote of stockholders holding a majority of the voting power represented at the Meeting is required. A quorum is the presence in person or by proxy of shares representing a majority of the voting power of the Common Stock and Series A Stock.

         Under the Company's bylaws and Texas law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposals to ratify the selection and appointment of KBA Group LLP will have the effect of a no vote for such proposal.

           VOTING SECURITIES OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information concerning the beneficial ownership of the Company's Common Stock and Series A Stock as of July 5, 2005 by
(i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

                       Common                  Series A
                       Stock                   Stock
                       ------                  --------
                       Amount                  Amount
                       and                     and
                       Nature of               Nature of
                       Beneficial    % of      Beneficial          % of
Name and Address       Ownership(1)  Class(2)  Ownership(1)        Class(2)
---------------------  ------------  --------  ----------------    ------
William Tan            4,627,546 (3) 42.21%    5,000               4.81%
President and CEO      Direct                  (through
No. 18 Jalan Sri       and Indirect            ownership of
Semantan 1                                     5,000 units)
Damansara Heights
50490 Kuala Lumpur,
Malaysia
---------------------  ------------  --------  ----------------    ------
Kim Yeow Tan           1,368,636(4)  15.01%    0                   0
11 Jalan               Direct
Medang Bukit
Bandaraya
59100
Kuala Lumpur, Malaysia
---------------------  ------------  --------  ----------------    ------
Jenny Jechart          1,094,696(5)  12.00%    0                   0
P.O. Box 4005          Direct and
Tustin,                Indirect
CA 92781
---------------------  ------------  --------  ----------------    ------
Mimi Tan,              355,000(6)    4.09%     0                   0
Secretary              Direct and
1720 Hayden Drive      Indirect
Carrollton, TX 75006
---------------------  ------------  --------  ----------------    ------
Randy Hardin           230,000 (7)   2.62%     0                   0
President & CEO        Direct
Universal
1720 Hayden Drive
Carrollton, TX 75006
--------------------   ------------  --------   ---------------    ------
Ian Colin Edmonds      200,000(8)    2.29%     0                   0
Vice President and     Direct
Director
1720 Hayden Drive
Carrollton, TX 75006
---------------------  ------------  --------  ----------------    ------

                                 Common Series A
                                   Stock Stock
                       ------                  --------
                       Amount                  Amount
                       and                     and
                       Nature of               Nature of
                       Beneficial    % of      Beneficial          % of
Name and Address       Ownership(1)  Class(2)  Ownership(1)        Class(2)
---------------------  ------------  --------  ----------------    ------
Julie Sansom-Reese     22,250(9)     0.26%     0                   0
Chief Financial        Direct
Officer
1720 Hayden Drive
Carrollton, TX 75006
---------------------  ------------  --------  ----------------    ------
All Directors          5,434,796     46.17%    5,000               4.81%
and Executive
Officers as a Group
(5 persons)
---------------------  ------------  --------  ----------------    ------

(1) Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named person has the sole voting and investment power with respect to his or her shares, other than shares subject to options.

(2) Percent of Class for the Common Stock is based on the 8,535,952 shares outstanding as of July 5, 2005. Percent of Class for the Series A Stock is based on 103,888 shares outstanding as of July 5, 2005. In addition, shares which a person had the right to acquire within 60 days are also deemed outstanding in calculating the percentage ownership of the person but not deemed outstanding as to any other person. Shares issuable upon exercise of any warrants, options or other convertible rights, which are not exercisable within 60 days from July 5, 2005, are not included.

(3) Represents (i) 75,000 shares directly held by Mr. Tan, (ii) incentive stock options to acquire 400,000 shares of common stock,(iii)1,383,000 shares of common stock and 1,050,000 warrants to purchase common stock held by Placement & Acceptance, Inc., a company of which Mr. Tan is a director and officer, (iv) 727,273 shares of common stock and 727,273 warrants to purchase shares of common stock held by Ventures International, Ltd., a company of which Mr. Tan is a director and officer,(v) 5,000 Units, with each Unit convertible into one share of common stock and one share of preferred stock, of which one share of preferred stock is convertible into two shares of common stock and (vi) 250,000 warrants to purchase common stock held by Caspic International, Inc., a company of which Mr. Tan is a director and officer.

(4) Represents (i) 581,818 shares of common stock and (ii) 581,818 warrants through Gin Securities, Ltd. and (iii) 205,000 shares of common stock attributed to Kim Yeow Tan through Eurasia Securities Ltd. Kim Yeow Tan, William Tan's brother, has voting and investment control of Gin Securities.

(5) Represents (i) 509,091 shares of common stock, (ii) 509,091 warrants and(iii) 76,514 warrants owned by Alphanet Funding, LLC of which Ms. Jechart is the principal.

(6) Represents (i) 205,000 shares attributed to Ms. Tan through Equator Holdings, Inc. a company of which Ms. Tan is a director and officer and (ii) options held directly by Ms. Tan to acquire 150,000 shares of common stock.

(7) Represents shares underlying options held by Mr. Hardin to acquire 230,000 shares of common stock.

(8) Represents shares underlying options held directly by Mr. Edmonds to acquire 200,000 shares of common stock.

(9) Represents shares underlying options held by Ms. Sansom-Reese to acquire 22,250 shares of common stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leased its office and certain warehouse space, from a partnership consisting of members of the family of a shareholder. Rent paid to the partnership was $100,800 for the years ended December 31, 2004, 2003 and 2002. This lease required monthly payments of $8,400 through its expiration in February 2005. The Company vacated this space during 2004.

During 1999, the Company borrowed $1,525,000 from a finance company that has an officer who is a relative of Zunicom's president. The Company paid a loan origination fee of $150,737 related to this note payable. The loan requires interest payments monthly at 20.5% per annum. The principal was originally due on October 21, 2001 but has been extended until March 27, 2006. As of March 31, 2005, AlphaNet owes $431,912 in principal on this note. As additional consideration, the finance company originally received warrants to purchase 116,703 shares of Zunicom common stock exercisable at $0.75 per share. The warrants vested immediately and originally expired on October 20, 2004 but were extended during 2004 to October 20, 2005. The fair value of the warrants on the grant date of $91,255 was recorded as a discount to the original debt and was amortized over the original term of the debt. There was no value recorded for the modification of the expiration date of these warrants during 2004 as management determined that the fair value of the modified warrants was immaterial.

During 1999, the Company borrowed $1,000,000 from a finance company that has a principal who is also a shareholder of Zunicom. The Company paid a loan origination fee of $98,828 related to this note payable. The loan requires interest payments monthly at 20.5% per annum. The principal was originally due on October 21, 2001 but has been extended until March 27, 2006. As of March 31, 2005, AlphaNet owes $243,216 in principal on this note. As additional consideration, the finance company originally received warrants purchasing 76,514 shares of Zunicom common stock exercisable at $0.75 per share. The warrants vested immediately and originally expired on October 20, 2004 but were extended during 2004 to October 20, 2005. The fair value of the warrants on the grant date of $59,839 was recorded as a discount to the original debt and was amortized over the original term of the debt. There was no value recorded for the modification of the expiration date of these warrants during 2004 as management determined that the fair value of the modified warrants was immaterial.

Also during 1999, the Company engaged an investment company, in which the Company's president is a director and shareholder to act as sales agent in a private placement transaction. The investment company received a placement fee of 500,000 warrants as consideration for these services rendered. In addition, the Company retained the investment company to refinance certain outstanding indebtedness. The investment company received an additional 550,000 warrants in consideration for these services rendered. The 1,050,000 warrants are exercisable at $0.75 per share and originally expired on October 20, 2004 but were extended during 2004 to October 20, 2005. There was no value recorded for the modification of the expiration date of these warrants during 2004 as there was no consideration received from the investment company in return for the extension.

During February 2000, $500,000 was borrowed from Caspic International, Inc. ("Caspic"). William Tan, the President, CEO and a significant shareholder of Zunicom is also a director and shareholder of Caspic. The loan which had an original maturity date of November 25, 2000 was extended to September 10, 2003, bore an interest rate of 12% per annum payable monthly, and was secured by a pledge of the shares of capital stock of AlphaNet. This note was paid in full during 2003. As additional consideration for the loan, the Company issued warrants to purchase 250,000 shares of common stock at $0.73 per share, exercisable immediately, with an original expiration date of February 24, 2005 which was extended during 2004 to February 24, 2006. The fair value of the warrants on the grant date of $163,554 was recorded as a discount to the original debt and was amortized over the original term of the debt. There was no value recorded for the modification of the expiration date of these warrants during 2004 as there was no consideration received from Caspic in return for the extension.

The terms of each of the above-described transactions with affiliated parties are as fair to Zunicom as could have been obtained from unaffiliated parties.

                      NOMINATION AND ELECTION OF DIRECTORS

         The Company's directors are to be elected at each annual meeting of stockholders. At this Meeting, two directors are to be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualify. The nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company.

         In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

         The two nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of stockholders or until their successors are elected and qualify.

         The following table sets forth certain information concerning the nominees for election as directors for the current directors (all of such nominees being continuing members of the Company's present Board of Directors) and officers of the Company with the exception of Julie A. Sansom-Reese who is currently the Chief Financial Officer of the Company and Mimi Tan who is currently Secretary of the Company and who are noted below as significant employees:

      Nominee                Principal Occupation                           Age
      -------                --------------------                           ---

      William Tan            Investor, Chairman of the Board,               62
                             President and Chief Executive
                             Officer of the Company

      Ian Colin Edmonds      Executive Vice President and Director
                             of the Company, and Executive Director and     33
                             Chief Operating Officer of Universal

         WILLIAM TAN was elected Chairman of the Board, President, Chief Executive Officer and Director of the Company on February 11, 1997. Mr. Tan's principal business has been private investments. Mr. Tan has been active as an entrepreneur in the fields of finance, general insurance, property development and management. He has held senior executive positions in a number of financing, insurance, textile, property development and related businesses. Mr. Tan is the father of Mimi Tan and the father-in-law of Ian Edmonds.

         IAN COLIN EDMONDS is Executive Vice President and Director of Zunicom. Mr.Edmonds oversees corporate strategy and direction for the Company and its subsidiaries. Mr. Edmonds also serves as Executive Director and Chief Operating Officer of Universal, where he is responsible for overall operational planning, risk management, corporate financing and merger and acquisition activities. Mr. Edmonds has served as a director of the Company since July 1997. Mr. Edmonds was elected Executive Vice President in February 1999. Mr. Edmonds holds a Bachelors in Marketing from the University of Denver. Mr. Edmonds is the husband of Mimi Tan.

Significant Employees

         The  following   table  sets  forth  certain   information   concerning
significant employees of the Company and its wholly owned subsidiaries.

Name                            Age     Position
----                            ---     --------

Julie A. Sansom-Reese           42      CFO of the Company, Universal
                                        and Alphanet

Mimi Tan                        31      Director of Operations & Corporate
                                        Secretary of the Company, Universal
                                        and Alphanet, and VP of Business
                                        Development at Universal

Randy Hardin                    45      CEO and Director of Universal

Ian Kindred                     58      COO of Alphanet

         JULIE SANSOM-REESE is Chief Financial Officer of the Company. Ms. Sansom-Reese also serves as CFO for Universal and Alphanet. Ms. Sansom-Reese has 18 years of finance, accounting and controls experience. Ms. Sansom-Reese earned a B.A. from Texas Tech University in August 1986. Ms. Sansom-Reese was CFO of Zunicom from 1991 to 1997, and from 1999 to date.

         MIMI TAN is the Director of Operations and Secretary of the Company. Ms. Tan joined Zunicom in February 1998 and manages internal operations, coordinates SEC reporting and shareholder relations at Zunicom. Ms. Tan also serves as VP of Business Development & Marketing at Universal where she oversees business strategy development and implementation, business diversification, new product development, project management, and marketing. Ms. Tan is a graduate of the University of Denver, Colorado with a Bachelors in Marketing and Minor in Statistics. Prior to joining Zunicom, Ms. Tan worked in equity research at Prudential Securities. Ms. Tan is also the Corporate Secretary of Universal and Alphanet. She is the daughter of William Tan.

         RANDY HARDIN has been the President of Universal since October 1996 and was appointed CEO of Universal in January 1999. Mr. Hardin also serves as Director on the boards of Universal and AlphaNet. From 1982 to 1992 Mr.Hardin was employed at Interstate Batteries. From 1991 to 1996, Mr. Hardin was the National Sales Manager of MK Battery, Inc., a distributor of sealed batteries. Mr. Hardin is a graduate of Texas A&M University where he received a B.A. in Political Science in 1982.

         IAN KINDRED, Chief Operating Officer and Vice President, joined AlphaNet in 1992 to create and manage InnFax(TM) operations, engineering and customer service in North America, as well as providing operations support to AlphaNet's InnFax licensees around the world. Mr. Kindred has 18 years' experience in the high-tech sector, and has held management positions at Panacom Automation, Hewlett-Packard and Varity Corporation.


      INFORMATION CONCERNING THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

         The business of the Company's Board of Directors is conducted through full meetings of the Board and consents of members. The Company does not have a nominating committee, audit committee or compensation committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

         There was one meeting of the Board of Directors of the Company during the last fiscal year of the Company. Messrs. Tan and Edmonds attended the meeting. Other Board action was taken by unanimous consents.

Compensation of Board of Directors

         Effective May 9, 1997, for service on the Board of Directors, directors who are not employees of the Company receive a payment of $500.00 for each meeting attended in person, plus reimbursement for travel expenses. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at board meetings.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

         The following table sets forth the aggregate cash compensation paid by the Company, or its subsidiaries, during its year ended December 31, 2004, 2003, and 2002 to the CEO of the Company and each of the Company's executive officers whose total cash compensation from the Company exceeded $100,000, and to all executive officers as a group. There was no other annual compensation or longterm compensation for any executive officer for any of the years presented.


                              SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------
                       Annual Compensation          Long-Term Compensation
                     ------------------------  ---------------------------------
                                               Awards                   Payouts
---------- --------- ------ ----- -----------  ----------  ------------ --------
Name and   Fiscal    Salary Bonus Other        Restricted  Securities   LTIP
Principal  Year      ($)    ($)   Annual       stock       Underlying   Payouts
Position   Ended                  Compensation award(s)    Options/     ($)
           Dec. 31                 ($)         ($)         SARs (#)
---------- --------- ------ ------ ----------  ----------  ------------ --------
William     2004          0      0          0           0            0       0
Tan,
Chairman    2003          0      0          0           0            0       0
of the
Board,      2002          0      0          0           0            0       0
President
and CEO of
the Company
---------- --------- ------ ------ ----------  ----------  ------------ --------
Ian Colin   2004    184,384  37,416         0           0            0       0
Edmonds,
Executive   2003    161,000  34,417         0           0            0       0
Vice
President   2002    129,231       0         0           0            0       0
---------- -------- ------- ------- ---------  ----------  ------------ --------
Mimi        2004    150,061  33,667         0           0            0       0
Tan,
Corporate   2003    118,877  28,700         0           0            0       0
Secretary
            2002     93,000       0         0           0            0       0
---------- -------- ------- ------- ---------  ----------  ------------ --------
Julie       2004    101,077  12,500         0           0            0       0
Sansom-Reese
Chief       2003     88,938  12,600         0           0            0       0
Financial
Officer     2002     86,200  15,275         0           0            0       0
---------- -------- ------- ------- ---------  ----------  ------------ --------
Randy       2004    208,174 171,338         0           0            0       0
Hardin
President   2003    200,000 152,338         0           0            0       0
& CEO
Universal   2002    189,254 151,087         0           0            0       0
---------- -------- ------- ------- ---------  ----------  ------------ --------
John        2004    109,077       0         0           0            0       0
Beasley
Exec Vice   2003    130,847  12,176         0           0            0       0
President
Of AlphaNet 2002    126,000       0         0           0            0       0
---------- -------- ------- ------- ---------  ----------  ------------ --------

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Action is to be taken by the stockholders at the Meeting with respect to the ratification of KBA Group LLP the Company's current independent registered public accounting firm, as independent accountants for the Company for the fiscal year ending December 31, 2005. KBA Group LLP does not have and has not had at any time any direct or indirect financial interest in the Company or any of its subsidiaries and does not have and has not had at any time any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in KBA Group LLP.

         The Board of Directors of the Company have approved KBA Group LLP as its independent registered accounting firm. Prior thereto, they have questioned partners of that firm about its methods of operation and have received assurances that any litigation or other matters involving it do not affect its ability to perform as the Company's independent accountants.

         Representatives of KBA Group LLP will be present at the Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

         Notwithstanding the ratification by shareholders of the appointment of KBA Group LLP, the Board of Directors may, if the circumstances dictate, appoint other independent accountants.

Audit Fees

         KBA Group LLP billed the Company approximately $146,000 in aggregate fees for professional services rendered for the audit of the Company's financial statements for its year ended December 31, 2004 and for the quarterly reviews of the Company's Forms 10-Q filed with the Securities and Exchange Commission during such fiscal year.

Audit-Related Fees

         Aggregate fees billed for all audit-related services rendered by KBA Group LLP consisted of approximately $12,000 for 2004. These amounts primarily include audits of one of the Company's subsidiaries.


Financial Information Systems Design and Implementation Fees

         KBA Group LLP did not perform any financial information systems design and implementation services for the Company during the fiscal year ended December 31, 2004.

All Other Fees

         KBA Group LLP billed the Company approximately $17,000 in aggregate fees for all other professional services rendered to the Company during fiscal year ended December 31, 2004. These amounts include tax strategy services, preparation of federal and state income tax returns, and preparation of payroll tax and franchise tax returns.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, andtransactions in, securities of the Company. Copies of these filings must be furnished to the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the Company's most recent fiscal year all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners have been met on a timely basis.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Stockholders who wish to present proposals for action at the 2005 Annual Meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than April 22, 2006.

                          ANNUAL REPORT TO STOCKHOLDERS

         The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 2004, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. Any stockholder who does not receive a copy of such Annual Report to Stockholders may obtain one by writing to the Company.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment and discretion.

                          ANNUAL REPORT ON FORM 10-K

         A copy of the Company's Annual Report on Form 10-K, including the financial statements thereto, but excluding exhibits, as filed with the Securities and Exchange Commission, will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Investor Relations, Zunicom, Inc., 1720 Hayden Drive, Carrollton, Texas 75006.

If exhibit copies are requested, a copying charge of $.20 per page will be made.

                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    Ms. Mimi Tan
                                    Secretary

Carrollton, Texas
August 1, 2005
                                       12

STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.



                                  ZUNICOM, INC.
                                1720 HAYDEN DRIVE
                              CARROLLTON, TX 75006
                            (469) 892 1200 Telephone
                            (469) 892 1201 Facsimile

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS ON AUGUST 31, 2005

         The undersigned hereby appoints William Tan and Ian Edmonds as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Zunicom, Inc. held of record by the undersigned on July 5, 2005, at the Annual Meeting of Stockholders of Zunicom, Inc. to be held on August 31, 2005 or any adjournment thereof.

INSTRUCTIONS: PLEASE INDICATE YOUR PROPOSAL SELECTION BY PLACING AN "X" IN THE APPROPRIATE BOXES BELOW.


1.       ELECTION OF DIRECTORS

To vote for all nominees, place an "X" in the box marked VOTE FOR WILLIAM TAN & IAN EDMONDS. To vote AGAINST all nominees, place an "X" in the box marked VOTE AGAINST nominees listed below. To vote AGAINST any specific individual nominee, check the space next to the applicable nominee's name below AGAINST nominees listed below:


[__] VOTE FOR WILLIAM TAN & IAN EDMONDS


[__] VOTE AGAINST nominees listed below

William Tan ____               Ian Edmonds ____




2. TO RATIFY THE SELECTION OF KBA GROUP LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

[__]     FOR [__] AGAINST [__] ABSTAIN





                           (continued on reverse side)

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


Dated: ___________________, 2005



------------------------------------------
Signature of Stockholder



------------------------------------------
Signature if held jointly


Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE READ, COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.